UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 23, 2008

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 23, 2008, ConAgra Foods issued a press release announcing completion of the previously announced sale of its commodity trading and merchandising operations conducted by ConAgra Trade Group. ConAgra Foods also announced that its Board of Directors has authorized a $500 million increase to the company’s existing share buyback program. The press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: June 23, 2008	By: /s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release issued June 23, 2008